Exhibit 99.1

SeaStar Medical Completes Business Combination with
LMF Acquisition Opportunities

LMF Acquisition Opportunities Renamed SeaStar Medical Holding Corporation

SeaStar Medical Holding Corporation Common Stock and Warrants to Commence Trading on Nasdaq Under New Ticker Symbol “ICU” and “ICUCW”

Denver, Colo. and Tampa, Fl., October 28, 2022 -- SeaStar Medical, Inc., a medical technology company developing proprietary solutions to reduce the consequences of hyperinflammation on vital organs, today announced that it has completed its previously announced business combination with LMF Acquisition Opportunities, Inc. (NASDAQ:LMAO) (LMAO), a special purpose acquisition company sponsored by LM Funding America, Inc. (NASDAQ: LMFA). The business combination closed on October 28, 2022.

Following the closing of the business combination, LMF Acquisition Opportunities, Inc. was renamed SeaStar Medical Holding Corporation and will operate under the same management team as SeaStar Medical, which is led by Eric Schlorff, CEO. Caryl Baron will serve as interim CFO. The common stock and warrants of SeaStar Medical Holding Corporation are expected to begin trading on Nasdaq on October 31, 2022, under the new ticker symbols “ICU” and “ICUCW,” respectively.

The transaction was unanimously approved by both Boards of Directors of SeaStar Medical and LMAO. The holders of a majority of the SeaStar Medical voting power have approved the merger. Stockholders of LMAO approved the transaction at a special meeting of LMAO stockholders on October 18, 2022, with more than 96% of the votes cast supporting the transaction.

Eric Schlorff, President and Chief Executive Officer of SeaStar Medical Holding Corporation, stated, “We are excited to begin the next phase of our journey as a public company. This transaction provides us greater resources to advance our Selective Cytopheretic Device (SCD) for patients suffering from the devastating consequences of hyperinflammation. We have submitted our Humanitarian Device Exemption (HDE) application to the U.S. Food and Drug Administration (FDA) for pediatric use, and we plan to launch a pivotal study of the SCD in adults with acute kidney injury (AKI) in the first quarter of 2023. As a public company, we will be better positioned to move these programs forward.”

Bruce M. Rodgers, Chairman and CEO of LM Funding, the sponsor of LMF Acquisition Opportunities, commented, “We are proud that all of our hard work over the past several years has led us to this very significant milestone. We are extremely pleased that the transaction received the overwhelming support of the stockholders of LMF Acquisition and believe it will unlock significant value for the stockholders of LM Funding and SeaStar Medical. We look forward to supporting SeaStar Medical Holding Corporation as they continue to advance potentially lifesaving therapies as a public company.”

Maxim Group LLC served as sole financial advisor and Morgan Lewis & Bockius LLP served as legal counsel to SeaStar Medical in connection with the business combination. Foley & Lardner LLP served as legal counsel to LMAO in connection with the business combination. Ellenoff Grossman & Schole LLP served as legal counsel to Maxim Group LLC.

About SeaStar Medical, Inc.

Denver-based SeaStar Medical is a medical technology company that is focusing on redefining how extracorporeal therapies may reduce the consequences of excessive inflammation on vital organs. SeaStar Medical’s novel technologies rely on science and innovation to provide life-saving solutions to critically ill patients. It is developing and commercializing extracorporeal therapies that target the effector cells that drive systemic inflammation, causing direct tissue damage and secreting a range of pro-inflammatory cytokines that initiate and propagate imbalanced immune responses. For more information visit http://www.seastarmedical.com/ or visit us on LinkedIn or Twitter.

About LM Funding America, Inc.

LM Funding America, Inc., (Nasdaq: LMFA) together with its subsidiaries, is a cryptocurrency mining business that commenced Bitcoin mining operations in September 2022. The Company also operates a technology-based specialty finance company that provides funding to nonprofit community associations (Associations) primarily located in the state of Florida, as well as in the states of Washington, Colorado, and Illinois, by funding a certain portion of the Associations' rights to delinquent accounts that are selected by the Associations arising from unpaid Association assessments.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, SeaStar Medical Holding Corporation’s, LMAO’s and SeaStar Medical’s expectations with respect to the proposed business combination between LMAO and SeaStar Medical, including statements regarding the benefits of the transaction, the ability of SeaStar Medical Holding Corporation to achieve value for its stakeholders, the implied valuation of SeaStar Medical, the products offered by SeaStar Medical Holding Corporation and the markets in which it operates, and the expected timing of regulatory approval of SeaStar Medical Holding Corporation’s products. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside LMAO’s and SeaStar Medical’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (ii) costs related to the business combination, (iii) the outcome of any legal proceedings that may be instituted against SeaStar Medical Holding

Corporation following the announcement of the closing of the business combination, (x) the ability to maintain the listing of its securities on the Nasdaq, (iv) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (v) the risk of downturns and the possibility of rapid change in the highly competitive industry in which SeaStar Medical Holding Corporation operates, (vi) the risk that SeaStar Medical Holding Corporation and its current and future collaborators are unable to successfully develop and commercialize its products or services, or experience significant delays in doing so, including failure to achieve approval of its products by applicable federal and state regulators, (vii) the risk that SeaStar Medical Holding Corporation may never achieve or sustain profitability; (viii) the risk that SeaStar Medical Holding Corporation may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (ix) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (x) the risk of product liability or regulatory lawsuits or proceedings relating to SeaStar Medical’s products and services, (xi) the risk that SeaStar Medical Holding Corporation is unable to secure or protect its intellectual property, and (xiii) other risks and uncertainties indicated from time to time in LMAO’s registration statement on Form S-4, as amended (File No. 333-264993), including those under the “Risk Factors” section therein and in LMAO’s other filings with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SeaStar Medical, LMAO and SeaStar Medical Holding Corporation assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Relations Contact:
Patty Caballero
Email: patty@pscconsulting.net
Tel: 862.216.7523

SeaStar Medical Investor Contact:

JTC Team, LLC

Jenene Thomas

Tel: (833) 475-8247

Email: SeaStar@jtcir.com

LM Funding Investor Contact:
Crescendo Communications, LLC
David Waldman or Ted Ayvas
Tel: 212-671-1020
Email: lmfa@crescendo-ir.com

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